UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

❑       Preliminary information statement

❑       Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒       Definitive information statement

NORTHERN LIGHTS FUND TRUST
(Name of Registrant as Specified in Its Charter)

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(5)       Total fee paid: _____________________________________________

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❑	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Northern Lights Fund Trust
80 Arkay Drive
Hauppauge, NY 11788

May 11, 2017

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a new investment sub-adviser to the CMG Mauldin Solutions Core Fund; formerly CMG Global Equity Fund (the “Fund”), a series of the Northern Lights Fund Trust.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has approved Mauldin Solutions, LLC as an investment sub-adviser to the Fund, and has approved the sub-advisory agreement with Mauldin Solutions, LLC, on the terms described herein.

As always, please feel free to contact the Fund at 1-877-772-5838 with any questions you may have.

Sincerely,

/s/ Stephanie Shearer

Stephanie Shearer

Secretary

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

CMG Mauldin Solutions Core Fund

MAY 11, 2017

17605 Wright Street, Suite 2

Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the CMG Mauldin Solutions Core Fund; formerly CMG Global Equity Fund (the “Fund”), a series of Northern Lights Fund Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust and CMG Capital Management Group (the Fund’s investment adviser, the “Adviser”) received from the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2010 (the “Order”). The Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board of Trustees”, the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.

At an in-person meeting held on March 1, 2017, the Board, including all Independent Trustees, considered and approved Mauldin Solutions, LLC, (“Mauldin” or the “Sub-Adviser”) to serve as a sub-adviser to the Fund. At that time, the sub-advisory agreement between the Adviser and the Sub-Adviser, with respect to the Fund (the “Sub-Advisory Agreement”) (attached hereto as Annex A), was approved by the Board. The Sub-Advisory Agreement with the Sub-Adviser became effective March 10, 2017 when the parties executed the Sub-Advisory Agreement. Mauldin commenced sub-advisory services for the Fund on March 13, 2017.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about May 15, 2017 to the Fund’s shareholders of record as of May 10, 2017 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund. As of the Record Date, there were issued and outstanding 10,444,500 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

The Trust will furnish, without charge, a copy of the Fund's most recent annual or semi-annual report to any shareholder upon request. To obtain the CMG Mauldin Solutions Core Fund's annual or semi-annual report, please contact the Fund by calling 1-877-772-5838, or by writing to CMG Mauldin Solutions Core Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive Hauppauge, NY 11788.

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NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.	BACKGROUND

The Adviser is located at 1000 Continental Drive, King of Prussia, Pennsylvania 19406. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions. The Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Fund.

The Fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage the Fund’s assets. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment adviser or sub-adviser for the mutual fund. As indicated above, the Trust and the Adviser have obtained the Order, which permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund, and supervises and monitors the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

Additionally, the Order grants relief from certain disclosure requirements, allowing the Fund to include and disclose only Aggregate Fee Disclosure (as described below), under certain rules and forms, including the Fund’s reports to shareholders and Statement of Additional Information. Aggregate Fee Disclosure refers to (i) the aggregate fees paid by the Fund to the Adviser and any affiliated sub-adviser, and (ii) the aggregate fees paid by the Adviser to sub-advisers other than affiliated sub-adviser.

II.	ADVISORY AGREEMENT

The current Advisory Agreement between the Trust and the Adviser was adopted and approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on February 6, 2013 and was approved by the shareholders of the Fund at a meeting held on March 27, 2013. The Advisory Agreement became effective on May 15, 2013 for an initial term of two years. The Advisory Agreement was most recently renewed by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 6-7, 2016.

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Pursuant to the Advisory Agreement, the Adviser receives a fee paid monthly at the annual rate of 1.05% the Fund's average daily net assets, and the Adviser may pay the Sub-Adviser a portion of its advisory fee.

Under the Sub-Advisory Agreement, the Adviser is responsible for all fees payable to the Sub-Adviser for its services to the Fund. The Fund is not responsible for the payment of any portion of such fees. Accordingly, appointment of the Sub-Adviser to the Fund does not affect the management fees paid by the Fund or its shareholders. The Sub-Adviser is entitled to such fee computed daily and paid monthly, calculated at an annual rate based on its managed portion of the Fund's average daily net assets.

For the twelve month period ended April 30, 2016, the Adviser earned net advisory fees of $136,353 from the Fund. As of December 31, 2016, the Adviser had not paid any sub-advisory fees to the Sub-Adviser because the Sub-Advisory Agreement was not yet in effect, but the Adviser paid $32,758.36 in subadvisory fees to the Fund’s previous sub-adviser for the twelve month period ended April 30, 2016.

III.	THE SUB-ADVISORY AGREEMENT

The Board approved the hiring of the Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser. Pursuant to the terms of the Sub-Advisory Agreement, the Adviser has delegated certain of its duties to the Sub-Adviser. The Sub-Adviser acts as an investment adviser to and is responsible for the day-to-day investment management of all assets of the Fund. At all times, the Sub-Adviser is subject to the supervision of the Adviser and the Board of Trustees of the Trust. The terms of the Sub-Advisory Agreement further provides that the Sub-Adviser will transfer any and all books and records in respect of any and all assets maintained by the Sub-Advisers on behalf of the Fund, and provide a quarterly Investment Report to the Adviser. In consideration of the Sub-Adviser’s services, the Sub-Adviser is entitled to an annualized fee, accrued daily and paid monthly from Adviser.

As compensation for its services, the Fund pays the Adviser a fee paid monthly at an annual rate of 1.05% the Fund's average daily net assets, and the Adviser separately pays the Sub-Adviser a monthly fee, calculated at an annual rate based on the Sub-Adviser's Allocated Portion of the Fund's average daily net assets.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser to the Fund will serve subject to the supervision of the Adviser and the plenary authority of the Board of Trustees. The Sub-Adviser, at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the Fund and pay the salaries of its personnel. In addition, under the Sub-Advisory Agreement: (a) the Sub-Adviser shall indemnify the Adviser, its affiliates, officers, and controlling persons, agents and employees for, and hold it harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Sub-Adviser) or litigation (including reasonable legal and other expenses), which the Adviser became subject to as a direct result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties thereunder. The Sub-Adviser does not guarantee the

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future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Fund’s assets; (b) neither the Adviser (including its affiliates, their officers, controlling persons, agents or employees) nor the Sub-Adviser (including all Indemnified Persons) shall be liable to one another for special, consequential or incidental damages; (c) the Adviser agrees to indemnify the Indemnified Persons for, and hold each Indemnified Persons harmless against, any and all Losses to which such Indemnified Person may become subject as a direct result of the Agreement or Sub-Adviser’s performance of its duties hereunder; provided, however that nothing contained herein shall require that the Sub-Adviser be indemnified for Losses that resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement; and (d) the Sub-Adviser shall not be liable to the Adviser for losses that resulted from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

The Sub-Advisory Agreement has an initial term of two years from its effective date, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund (except as such vote may be unnecessary pursuant to relief granted by the Order); provided that, in either event, its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under 1940 Act. The Sub-Advisory Agreement may also be terminated (i) by the Trust on behalf of the Fund at any time without payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (ii) by the Adviser at any time, without payment of any penalty upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Sub-Adviser, and (iii) by the Sub-Adviser at any time, without payment of any penalty, upon at least ten (10) days’, but not more than sixty (60) days’, written notice to the Trust and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in a commercially reasonable manner in the orderly transfer or liquidation of the Fund’s assets, as instructed by the Adviser and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records in respect of the assets maintained by the Sub-Adviser on behalf of the Fund.

About Mauldin

Mauldin Solutions, LLC, (“Mauldin”) a Texas limited liability company located at 2900 McKinnon, Suite 1708, Dallas, TX 75201, has been approved as a sub-adviser to the Fund. Mauldin seeks to achieve the Fund’s investment objective by investing in US, foreign and emerging markets equities of any capitalization during sustained equity market rallies and investing defensively in US Treasury securities and other fixed income securities during periods of weakness in equity markets. Subject to the oversight of the Adviser, Mauldin will provide investment management advisory services to the Fund consistent with its strategy as outlined in

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the Fund's prospectus. The Sub-Adviser is responsible for all portfolio management decisions with respect to the Fund’s assets, including research, analysis, security selection, gross and net portfolio exposure and assisting in monitoring compliance of the Fund’s portfolio to the investment guidelines and stated investment strategy in the Fund prospectus. Mauldin was founded in 1999 and had no assets under management as a firm as of December 31, 2016.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of Mauldin as of March 1, 2016, as to the best of the Trust’s knowledge. Mr. Mauldin is the sole equity owner of Mauldin and therefore is the beneficiary of any of the firm’s profits. Mr. Mauldin’s business address is 2900 McKinnon, Suite 1708, Dallas, TX 75201.

Name	Title & Principal Occupation
John F. Mauldin	President & Chief Compliance Officer

IV.	CURRENT AND PROFORMA FEES

Because the Sub-Adviser’s fees will be paid from the Fund’s management fee under the Sub-Advisory Agreement, the Fund’s fees and expenses are not changed by the new Sub-Advisory Agreement. Therefore, no comparative expense tables are presented.

V.	BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT

In connection with a regular meeting held on March 1-2, 2017, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the Sub-Advisory Agreement between Mauldin and the Adviser on behalf of the Fund. In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. The Board Members were assisted by independent legal counsel throughout the Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement:

Nature, Extent and Quality of Service.  The Trustees observed that Mauldin was founded in 1999 and was part of a group of firms whose purpose is to provide various financial and investment services, under the management of John Mauldin. They reviewed the background information of the personnel that would be responsible for sub-advising the Fund, noting that the sub-adviser's principal, John Mauldin, is experienced with alternative investments and hedge funds, and is a well-known financial authority, analyst, best-selling author, and contributor to various financial news publications and financial news networks. The Trustees acknowledged that Mauldin would conduct research, evaluations, and oversight of a group of signal providers, recommending asset allocations and blending strategies in order to build the Fund's portfolio. The Trustees also acknowledged that Mauldin would conduct periodic due diligence on existing and potential

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signal providers. The Trustees recognized that Mauldin would evaluate signal providers on a variety of factors including cost of securities, performance, implementation of strategy, and impact to the Fund's overall strategy, taking steps to replace any signal provider that does not meet expectations. The Trustees confirmed that the adviser would retain responsibility for trade execution, broker-dealer selection, and monitoring compliance with the Fund’s investment limitations. The Trustees observed that Mauldin reported no litigation or compliance issues over the past 36 months. The Board concluded that Mauldin had the potential to provide quality service to the Fund, Adviser, and the Fund’s shareholders.

Performance.  The Trustees considered the proposed revisions to the Fund’s strategy. The Trustees discussed the nature of the sub-adviser’s strategy and the types of assets used to execute that strategy. They considered the projected performance of the strategy as compared to a blended benchmark over the 1-year period ended December 31, 2016. The Trustees discussed Mauldin’s lack of historical performance, but recognized that CMG’s supervisory relationship with Mauldin through the sub-advisory agreement was a significant factor in their deliberations. After discussion, the Trustees concluded that the sub-adviser had the potential to provide reasonable performance for shareholders.

Fees and Expenses. The Trustees noted the proposed sub-advisory fee, and observed that Mauldin did not manage any similar accounts to which the proposed fee could be compared. The Trustees considered the resources to be devoted to the Fund by Mauldin and the payments to be made by Mauldin to signal providers, including CMG. After discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether it is likely that the sub-adviser would realize economies of scale with respect to the sub-advisory services provided to the Fund during the initial period of the agreement. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at the sub-advisory fee level was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser, noting that it anticipated realizing a loss over the first year and a small profit over the second year in connection with its relationship with the adviser and the Fund. They agreed that the amount of projected profit appeared reasonable in terms of actual dollars and percentage of revenue. The Trustees concluded that Mauldin’s projected profitability was not excessive.

Conclusion. Having requested and received such information from Mauldin as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the sub-advisory agreement was in the best interests of the adviser, the Fund and the shareholders of the Fund.

The Board unanimously approved the Sub-Advisory Agreement with respect to the Fund.

VI.	OTHER MATTERS
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Security Ownership of Management and Certain Beneficial Owners. As of May 10, 2017, the only shareholders known by the Trust to be the beneficial owner of more than 5% of each class of outstanding shares of the Fund are listed below.

Name & Address Shares Percentage of Fund

Class A Shares Charles Schwab & Co. Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104 Pershing LLC PO Box 2052 Jersey City, NJ 07303	48,024 23,465	15.86% 7.75%
Class I Shares Trust Company of America PO Box 6503 Englewood, CO 80155 Interactive Brokers, LLC 2 Pickwick Plaza Greenwich, CT 06830	485,645 225,806	65.47% 30.44%

As of May 10, 2017, the Trustees and officers of the Trust, individually and as a group, did not own any of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Fund’s annual report for the fiscal year ended April 30, 2016 to any shareholder upon request. To obtain the CMG Mauldin Solutions Core Fund’s annual report, please contact the Fund by calling 1-877-772-5838, or by writing to CMG Mauldin Solutions Core Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

Operation of the Fund. The Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains the Adviser as Fund manager and investment adviser.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust

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must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of the Fund.

Brokerage Commissions. For the twelve month period ended April 30, 2016, the Fund paid $13,052 in brokerage commissions.

Principal Underwriter, Administrator and Custodian. Northern Lights Distributors, LLC (the "Distributor") serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor. The Distributor's principal office is at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Distributor accrued $11,344 as compensation for distributing the Fund's shares during the twelve month period ended April 30, 2016. Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing, and shareholder servicing agent to the Fund. During the twelve month period ended April 30, 2016, the Fund paid $125,344 to GFS for such services.

Fifth Third Bank, with principal offices at 38 Fountain Square Plaza Cincinnati, Ohio 45263, has served as the Fund's custodian since inception. During the twelve month period ended April 30, 2016, the Fund paid $0 to the custodian in custody fees.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-877-772-5838, or by writing to Mauldin Solutions Core Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive Hauppauge, NY 11788. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

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ANNEX A

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this 1st day of March, 2017, by and between CMG CAPITAL MANAGEMENT GROUP, INC. (the "Adviser"), a corporation registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 1000 Continental Drive, Suite 570, King of Prussia, PA 19406, and MAULDIN SOLUTIONS, LLC (the “Subadviser”), a limited liability company registered under the Advisers Act, located at 2900 McKinnon, Suite 1708 Dallas, TX 75201, with respect to each Fund listed on Schedule A attached hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 6th day of February, 2013, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

I.	Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for the portion of each Fund's assets that the Adviser has assigned to the Subadviser for the execution of the Fund's active volatility management process (the “Subadviser Assets”), which, at all times, shall be subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets in accordance with the Subadviser Portfolio Guidelines (the "Guidelines") set forth in Schedule B.. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies, private funds, managed accounts and pooled investment vehicles, and the Adviser and the Trust do not object to such activities.
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II.                Duties of Subadviser.

A.                Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a on-going basis the performance of the Subadviser Assets and to conduct a on-going program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

B.                 Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the

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Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action as specified by the Adviser to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser shall perform quarterly compliance tests to ensure that each Fund is in compliance with the diversification provisions of Section 817 of the Code and the regulations thereunder. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with the diversification provisions of Section 817 and the regulations thereunder and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser no more than five (5) business days after the end of a calendar quarter if the Subadviser Assets are out of compliance with these diversification requirements. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action as specified by the Adviser to bring the Subadviser Assets back into compliance within the time permitted under the Code.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

The Adviser has provided the Sub-Adviser with a copy of the Trust's compliance policies and procedures (including, but not limited to, valuation policies and procedures and procedures relating to senior securities) that have been adopted pursuant to Rule 38a-1 under the 1940 Act, and the Adviser shall promptly provide the Sub-Adviser with any amendments made thereto.

C.                 Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets (if any) and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from

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time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

D.                Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in- fact for the limited purposes of, and in connection with, the investment, re-investment and trading of the Subadviser Assets.

E.                 Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, the quality of service rendered by the Broker in other transactions, and any other factor deemed relevant by the Subadviser in accordance with its customary policies and procedures. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, the Trust, a Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of

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commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

F.                  Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

G.                Books and Records. The Subadviser shall maintain separate detailed records as are required under the Advisers Act and the 1940 Act (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. Each Fund’s Records shall be available

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to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

H.                Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available at least one of its named portfolio managers associated with the Subadviser Assets to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

I.                   Custody & Futures Clearing Merchant ("FCM") Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks, its FCMs and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser, the FCM and the Trust’s custodian such information as the Adviser, the FCM, and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks or FCMs to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s) or FCM(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) or FCM(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

III.             Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

IV.             Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted

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to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

V.                Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within 10 trading days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 trading days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report, provided the distribution of such report is consistent with applicable policies and procedures of the Trust, the Fund and the Adviser, and not in violation of any applicable law, rule or regulation.

VI.             Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a

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month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

VII.          Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

A.                The Subadviser is registered as an investment adviser under the Advisers Act;

B.                 The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

C.                 The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

D.                There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the best of its knowledge, threatened against the Subadviser; and

E.                 The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

VIII.       Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

A.                The Adviser is registered as an investment adviser under the Advisers Act;

B.                 The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

C.                 The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing

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with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

D.                The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

E.                 The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

F.                  There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the best of its knowledge, threatened against the Adviser; and

G.                The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement.

IX.             Representations of Trust. The Trust represents that there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the best of its knowledge, threatened against, the Trust or any Fund.

X.                Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to the recitals above and Sections 7, 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

XI.             Liability and Indemnification.

A.                Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any

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expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

B.                 Indemnification. The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including, without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser performing its duties under this Agreement, including, without limitation, as a result of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

C.                 The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

XII.          Duration and Termination.

A.                Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested

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persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

B.                 Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

1.                  By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

2.                  By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

3.                  By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

In the event of termination of the Subadvisory Agreement, the Subadviser shall liquidate its derivative positions, as it deems necessary, in order to facilitate an effective transfer of control of the trading accounts back to the Adviser or Trust. Otherwise, the Subadviser shall follow the explicit instructions of the Adviser or Trust in this regards.

XIII.       Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

XIV.       Reference to Adviser and Subadviser.

A.                The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds. The Adviser shall submit to the Subadviser for its review and prior written approval, all materials contemplated in this Section 14(a), including public informational materials referring to the Subadviser and/or utilizing any mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may

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be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

B.                 Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

XV.          Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

XVI.       Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

A.                Authorized. The Adviser or the Trust has authorized such disclosure;

B.                 Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

C.                 Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

D.                Already Known. Such information already was known by the party prior to the date hereof;

E.                 Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

F.                  Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are

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prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

XVII.    Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

A. If to the Subadviser: Name: John F. Mauldin Title: President Address: 2900 McKinnon, Suite 1708 Dallas, TX 75201 Phone: (214) 272-2383 Fax: Email: johnm@2000wave.com	B. If to the Adviser: Name: Stephen Blumenthal Title: CEO Address: 1000 Continental Drive Suite 570 King of Prussia, PA 19406 Phone: (610) 989-9090 Fax: (610) 989-9092 Email: steve@cmgwealth.com

XVIII. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

XIX.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

XX.          Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

XXI.       Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

XXII.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER CMG CAPITAL MANAGEMENT GROUP, INC. By: /s/ Stephen Blumenthal Name: Stephen Blumenthal Title: CEO	SUBADVISER MAULDIN SOLUTIONS, LLC By: /s/ John F. Mauldin Name: John F. Mauldin Title: President

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SUBADVISORY AGREEMENT

between CMG CAPITAL MANAGEMENT GROUP, INC. (the “Adviser”),

and MAULDIN SOLUTIONS, LLC (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED	ANNUAL FEE

CMG MAULDIN SOLUTIONS CORE FUND	REDACTED